UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
September 25, 2001

US Airways Group, Inc.
(Commission file number: 1-8444)

and

US Airways, Inc.
(Commission file number: 1-8442)

(Exact names of registrants as specified in their charters)

                   Delaware                              US Airways Group, Inc. 54-1194634
          (State of incorporation                   US Airways, Inc.            53-0218143
            of both registrants)                      (I.R.S. Employer Identification Nos.)

US Airways Group, Inc.
2345 Crystal Drive, Arlington, VA 22227
(Address of principal executive offices)
(703) 872-7000
(Registrant's telephone number, including area code)

US Airways, Inc.
2345 Crystal Drive, Arlington, VA 22227
(Address of principal executive offices)
(703) 872-7000
(Registrant's telephone number, including area code)

Item 5.      Other Events

     On September 25, 2001, US Airways Group, Inc. issued a news release (see exhibit 99 attached).

Item 7.      Financial Statements and Exhibits

(c)   Exhibit

Designation                                                 Description
------------                                                   -----------

     99                          News release dated September 25, 2001 of US Airways Group, Inc.

                                                                                SIGNATURES
                                                                                --------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                                                               US Airways Group, Inc. (REGISTRANT)

Date: September 26, 2001                                       By:     /s/ Anita P. Beier
                                                                               Anita P. Beier
                                                                               Vice President and Controller
                                                                               (Chief Accounting Officer)

                                                                                US Airways, Inc. (REGISTRANT)

Date: September 26, 2001                                       By:     /s/ Anita P. Beier
                                                                               Anita P. Beier
                                                                               Vice President and Controller
                                                                               (Chief Accounting Officer)

(this space intentionally left blank)

Exhibit 99

US AIRWAYS TO ADJUST SCHEDULES AT 10 AIRPORTS

     ARLINGTON, Va., Sept. 25, 2001 - In response to the tragic events of Sept. 11, 2001, US Airways announced that it would reduce capacity across its system by 23 percent. As part of these reductions, US Airways' jet flights at 10 airports in the Southeast and Midwest will be converted to all US Airways Express regional jet and turbo-prop service beginning Oct. 7, 2001.

Under this new schedule, flights in and out of Akron-Canton, Ohio, Chattanooga, Tenn., Charleston, W.Va., Columbia, S.C., Knoxville, Tenn., Grand Rapids, Mich., Greenville-Spartanburg, S.C., Huntsville, Ala., Roanoke, Va., and South Bend, Ind., will be flown using a combination of regional jet and turbo-prop aircraft.

     "These service conversions will allow US Airways to maintain an equivalent number of flights in each of these communities. By adding suitably sized aircraft in these communities, we are able to meet existing customer demand and still provide high-quality service using a combination of regional jet and turbo-prop aircraft," said Gregory T. Taylor, US Airways senior vice president - planning.

     As part of its response to the sharp decline in demand as a result of the events of Sept. 11, US Airways has decided to retire three types of aircraft from its fleet by April -- B-737-200s, MD-80s and F-100s. The F-100s, with 99 seats, have been used, in part, to provide service to many of the medium-sized communities on the US Airways system. The B-737-200 is the primary aircraft for the MetroJet system, and its retirement will lead to the cessation of MetroJet service by December of 2001. US Airways previously had announced the retirement of its MD-80s by the end of 2002 and that process now will be accelerated. In all, 111 aircraft will be retired under this accelerated program.

-more-

US AIRWAYS TO ADJUST SCHEDULES AT 10 AIRPORTS
Page Two
Sept. 25, 2001

     "The retirement of these aircraft will leave US Airways with a highly efficient fleet of newer Airbus and Boeing aircraft. With common cockpits, efficient maintenance schedules and other factors, US Airways will see significant cost savings as a result of this step," Taylor said.

SCHEDULE ADJUSTMENTS

Columbia

                     To Charlotte, US Airways Express will operate five regional jet flights and five turbo-prop flights. No changes have been made to the Pittsburgh, Philadelphia and Ronald Reagan
                     Washington National service. US Airways Express will operate 19 flights under the new schedule, no change from the existing schedule.

Akron-Canton

To Pittsburgh, US Airways Express will operate one regional jet flight and seven turbo-prop flights. No changes have been made to the Charlotte service. US Airways Express will operate 10 flights under the new schedule, an increase of one flight compared to the existing schedule.

Chattanooga

To Charlotte, US Airways Express will operate seven regional jet flights and two turbo-prop flights. US Airways Express will operate nine flights under the new schedule, an increase of one flight compared to the existing schedule.

Charleston

To Pittsburgh, US Airways Express will operate four regional jet flights and three turbo-prop flights. To Baltimore/Washington International (BWI), US Airways Express will operate two turbo-prop flights. No changes have been made to the Charlotte, Philadelphia, and Reagan National service. US Airways Express will operate 19 flights under the new schedule, a decrease of one flight compared to the existing schedule.

-more-

US AIRWAYS TO ADJUST SCHEDULES AT 10 AIRPORTS
Page Three
Sept. 25, 2001

Greenville/Spartanburg

To Charlotte, US Airways Express will operate five regional jet flights, and will add one turbo-prop flight. To Philadelphia, US Airways Express will operate one regional jet and one turbo-prop flight, and to both New York's LaGuardia and Washington's Reagan National airports, US Airways Express will operate two flights in each market. No changes have been made to the Pittsburgh, Raleigh/Durham, and Asheville, N.C., service. US Airways Express will operate 24 flights under the new schedule, no change from the existing schedule.

Grand Rapids

To Pittsburgh, US Airways Express will operate five regional jet flights, replacing two mainline flights and one turbo-prop aircraft. US Airways Express will operate five flights under the new schedule, a decrease of two flights compared to the existing schedule.

Huntsville

To Charlotte, US Airways Express will operate four regional jet flights. No changes have been made to the four flights now operating to Reagan National. US Airways Express will operate nine flights under the new schedule, an increase of one flight compared to the existing schedule.

Roanoke

To Charlotte, US Airways Express will operate five regional jet flights and two turbo-prop flights. To Pittsburgh, US Airways Express will operate three regional jet flights and three turbo-prop flights. US Airways Express will reduce one flight on the Reagan National route. No changes have been made to the Philadelphia and Greensboro, N.C., flights. US Airways Express will operate 18 flights under the new schedule, no change from the existing schedule.

South Bend

To Pittsburgh, US Airways Express will operate four regional flights. At South Bend, US Airways Express will continue to operate five flights, no change from the existing schedule.

US AIRWAYS TO ADJUST SCHEDULES AT 10 AIRPORTS
Page Four
Sept. 25, 2001

Knoxville

To Charlotte, US Airways Express will operate five regional jet flights and four turbo-prop flights. No changes have been made to Pittsburgh, Philadelphia and Reagan National service.

    Note: References to flights at Reagan National Airport are made based upon the assumption that the airport would reopen.

     Passengers flying on US Airways Express 50-seat regional jets travel comfortably in a quiet cabin equipped with large overhead storage bins, standup headroom, a restroom and reclining leather seats. Every seat is adjacent to either an aisle or a window. Attendant service also is provided on each flight.

     US Airways Express carriers Chautauqua, Mesa and Trans States Airlines currently operate the regional jets. These aircraft have a cruising speed of over 500 miles per hour with a range of more than 1,000 miles, and can cruise at altitudes above 35,000 feet, providing US Airways Express long-range regional jet capability.

     US Airways Express, part of the US Airways system, is a network of 10 regional airlines operating more than 2,300 daily flights. The US Airways Express carriers are Allegheny Airlines, Air Midwest, CCAIR, Chautauqua Airlines, Colgan Air, Mesa, Piedmont Airlines, Potomac Air, PSA and Trans States Airlines.

     The US Airways system currently is operating with almost 90 percent of flights arriving on time. US Airways provides service to 204 destinations worldwide, including 38 states in the U.S., Aruba, Bermuda, Cancun, Grand Cayman, Montego Bay, Nassau, San Juan, Santo Domingo, St. Thomas, St. Maarten, St. Croix, and the Canadian destinations of Toronto, Montreal, and Ottawa. US Airways' transatlantic destinations are Amsterdam, Brussels, Frankfurt, London, Madrid, Manchester, Munich, Paris and Rome.

        For additional information on US Airways' schedules, contact US Airways at
1-800-428-4322, or visit US Airways online at usairways.com.

NUMBER: 4156